SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2004

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COST-U-LESS, INC.
(Exact name of registrant as specified in its charter)

WASHINGTON	0-24543	91-1615590
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer) Identification No.)

3633 136th Place SE, Suite 110
Bellevue, Washington 98006

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 945-0213

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Item 7.   Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
99.1	Press release of Cost-U-Less, Inc. dated July 28, 2004

Item 12.   Results of Operations and Financial Condition

     The information in this Item 12 and the portion of the exhibit attached hereto relating to the Company’s results of operation and financial condition shall not be deemed to be filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

     In its July 28, 2004, press release, the Company reported net income of $637,000, or $0.16 per fully diluted share outstanding for it’s second fiscal quarter ended June 27, 2004, compared to net income of $306,000, or $0.08 per fully diluted share outstanding for the corresponding period last year.

     A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cost-U-Less, Inc.

July 28, 2004	By: /s/ Martin P. Moore
Martin P. Moore, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Cost-U-Less, Inc. dated July 28, 2004